UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 8, 2005

Allstate Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3100 Sanders Road, Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The registrant furnishes below its Consolidated Statements of Operations for the three years ended December 31, 2004, 2003 and 2002 and Consolidated Statements of Financial Position as of December 31, 2004 and December 31, 2003, prepared in conformity with accounting principles generally accepted in the United States of America, and certain non-GAAP and operating measures:

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
(in millions)	Est. 2004	2003	2002

Revenues
Premiums	$637	$959	$1,023
Contract charges	961	872	853
Net investment income	3,260	3,082	2,978
Realized capital gains and losses	(11)	(84)	(422)
	4,847	4,829	4,432

Costs and expenses
Contract benefits	1,359	1,595	1,543
Interest credited to contractholder funds	1,923	1,764	1,691
Amortization of deferred policy acquisition costs	534	479	418
Operating costs and expenses	462	493	475
	4,278	4,331	4,127

Loss on disposition of operations	(24)	(45)	(3)

Income from operations before income tax expense and cumulative effect of change in accounting principle, after-tax	545	453	302

Income tax expense	189	162	57

Income before cumulative effect of change in accounting principle, after-tax	356	291	245

Cumulative effect of change in accounting principle, after-tax	(175)	(13)	—

Net income	$181	$278	$245

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions, except par value data)	December 31, 2004(Est.)	December 31, 2003

Assets
Investments
Fixed income securities, at fair value (amortized cost $55,964 and $48,401)	$59,291	$51,578
Mortgage loans	7,318	6,354
Equity securities	214	164
Short-term	1,440	765
Policy loans	722	686
Other	704	442

Total investments	69,689	59,989

Cash	241	121
Deferred policy acquisition costs	3,176	3,202
Reinsurance recoverables, net	1,507	1,185
Accrued investment income	593	567
Other assets	818	323
Separate Accounts	14,377	13,425

Total assets	$90,401	$78,812

Liabilities
Contractholder funds	$53,939	$44,914
Reserve for life-contingent contract benefits	11,203	10,480
Unearned premiums	31	32
Payable to affiliates, net	79	114
Other liabilities and accrued expenses	3,721	2,594
Deferred income taxes	638	779
Long-term debt	104	45
Separate Accounts	14,377	13,425

Total liabilities	84,092	72,383

Shareholder’s Equity
Redeemable preferred stock – series A, $100 par value, 1,500,000 shares authorized, 49,230 and 815,460 shares issued and outstanding	5	82
Redeemable preferred stock – series B, $100 par value, 1,500,000 shares authorized, none issued
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,108	1,067
Retained income	4,178	4,222
Accumulated other comprehensive income:
Unrealized net capital gains and losses	1,013	1,053

Total accumulated other comprehensive income	1,013	1,053

Total shareholder’s equity	6,309	6,429

Total liabilities and shareholder’s equity	$90,401	$78,812

Definitions of Non-GAAP and Operating Financial Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following non-GAAP financial measure.  Our methods of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is income before cumulative effect of change in accounting principle, after-tax, excluding:

•                  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments which are reported with realized capital gains and losses but included in operating income,

•                  amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent that they resulted from the recognition of realized capital gains and losses, and

•                  (loss) gain on disposition of operations, after-tax.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate our results of operations and as an integral component for incentive compensation.  It reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses and (loss) gain on disposition of operations.  These items may vary significantly between periods and are generally driven by business decisions and economic developments such as market conditions, the timing of which is unrelated to the insurance underwriting process.  Moreover, we reclassify periodic settlements on non-hedge derivative instruments into operating income to report them in a manner consistent with the economically hedged investment, replicated assets or product attributes (e.g. net investment income and interest credited to contractholder funds) and, by doing so, appropriately reflect trends in product performance.  Therefore, we believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance.  Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of our business.

The following table reconciles operating income and net income.

	Year Ended December 31,
($ in millions)	Est. 2004	2003	2002

Operating income	$502	$418	$525

Realized capital gains and losses	(11)	(84)	(422)
Income tax benefit	3	30	148
Realized capital gains and losses, after-tax	(8)	(54)	(274)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(89)	(30)	(1)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(32)	(15)	(3)
Loss on disposition of operations, after-tax	(17)	(28)	(2)
Income before cumulative effect of change in accounting principle, after-tax	356	291	245
Cumulative effect of change in accounting principle, after-tax	(175)	(13)	—

Net income	$181	$278	$245

Operating Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following operating financial measures.  Our method of calculating these measures may differ from that used by other companies and therefore comparability may be limited.

Premiums and deposits is an operating measure that we use to analyze production trends for sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products, which we account for under GAAP as increases to liabilities rather than as revenue.

The following table illustrates where premiums and deposits are reflected in the consolidated financial statements.

	Year Ended December 31,
($ in millions)	Est. 2004	2003	2002

Premiums	$637	$959	$1,023

Deposits to contractholder funds	13,076	9,841	8,946
Deposits to separate accounts	1,268	1,391	1,220
Change in unearned premiums and other adjustments	552	(1)	(219)
Premiums and deposits	$15,533	$12,190	$10,970

New sales of financial products by Allstate exclusive agencies is an operating measure that we use to quantify the current year sales of financial products by the Allstate proprietary distribution channel.  New sales of financial products by Allstate exclusive agencies includes annual premiums on new insurance policies, initial premiums and deposits on annuities, net new deposits in the Allstate Bank, sales of other companies’ mutual funds, and excludes renewal premiums.  New sales of financial products by Allstate exclusive agencies for the twelve months ended December 31, 2004, 2003 and 2002 totaled est. $2.27 billion, $1.83 billion and $1.61 billion, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By	/s/ Samuel H. Pilch

	Name:	Samuel H. Pilch
	Title:	Group Vice President and Controller

February 8, 2005